UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

NUTRITION MANAGEMENT SERVICES COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(4)           Date Filed:

NUTRITION MANAGEMENT SERVICES COMPANY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 16, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania corporation (the “Company”), will be held at the Collegeville Inn Conference and Training Center, 4000 Ridge Pike, Collegeville, PA, 19426, on June 16, 2009, at 10:00 a.m., Local Time, for the following purposes:

1.
To elect five (5) members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

2.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 21, 2009 as the record date for the Meeting. Only shareholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

Important Notice Regarding the Availability of
Proxy Materials for the Shareholders
meeting to be Held on June 16, 2009

The proxy statement and annual report to shareholders are available under “2009 Proxy Materials” at www.nmsc.com/proxy.

By Order of the Board of Directors

/s/ Joseph V. Roberts
JOSEPH V. ROBERTS CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated: Kimberton, Pennsylvania May 26, 2009

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

NUTRITION MANAGEMENT SERVICES COMPANY
2071 KIMBERTON ROAD
KIMBERTON, PENNSYLVANIA 19442

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

This Proxy Statement is being furnished to shareholders by the Board of Directors of Nutrition Management Services Company, a Pennsylvania corporation (the “Company”), in connection with the solicitation of the accompanying Proxy for use at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at the Collegeville Inn Conference and Training Center, 4000 Ridge Pike, Collegeville, Pennsylvania, 19426 on June 16, 2009, at 10:00 A.M., Local Time, or at any adjournment thereof.

The principal executive offices of the Company are located at 2071 Kimberton Road, Kimberton, Pennsylvania 19442. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to shareholders is May 26, 2009.

RECORD DATE AND VOTING SECURITIES

Only shareholders of record at the close of businessApril 21, 2009, the record date (the “Record Date”) for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 2,747,000 outstanding shares of the Company's Class “A” common stock, no par value (the Class “A”  “Common Stock”). Each of such shares is entitled to one vote. As of the close of business on the Record Date, there were 100,000 outstanding shares of the Company's Class “B” Common Stock, no par value (the “Class B Common Stock”). Each of the Class B common shares is entitled to seven votes. The Class “A” Common Stock and the Class “B” Common Stock are sometimes collectively referred to herein as the “Common Stock.” There was no other class of voting securities of the Company outstanding on that date. A majority of the outstanding shares present in person or by proxy is required for a quorum.

VOTING OF PROXIES

Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors and (ii) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies. If a signed Proxy Card is returned by a stockholder and expressly reflects an abstention upon any proposal, the shares evidenced thereby will be counted towards the quorum necessary to convene the meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate. The execution of a Proxy will in no way affect a shareholders' right to attend the Meeting and vote in person. Any Proxy executed and returned by a shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.

SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known to be the beneficial owner of more than five percent of the Common Stock, each director, nominees for director, and by all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percentage of Outstanding Common Stock	Percentage of Voting Power(1)

Joseph V. Roberts 2071 Kimberton Road Kimberton, PA 19442	1,958,000	(2) (3)	68.8%	74.2%

Kathleen A. Hill	126,233	(3)	4.4%	3.7%

Michael Gosman	15,000	(4)	*	*

Samuel R. Shipley, III	21,000	(5)	*	*

Jane Scaccetti	15,000	(4)	*	*

All executive officers and Directors as a Group (5 persons)	2,030,233	(2) (3) (4) (5)	70.3%	75.4%

* Less than 1%

(1)	Calculated on the basis of the Class A Common Stock having one vote per share and the Class B Common Stock having seven votes per share.

(2)
Mr. Roberts owns 1,858,000 shares of Class A Common Stock and 100,000 shares of Class B Common Stock. Mr. Roberts' beneficial ownership does not include shares held by his adult son and his adult daughter and Mr. Roberts disclaims any beneficial ownership of such stock.

(3)
Mr. Roberts has granted Ms. Hill an immediately exercisable option to purchase 105,000 shares of his Class A Common shares at an exercise price of $4.00 per share. Accordingly, with respect to shares beneficially owned by all executive officers and Directors, such 105,000 shares are only counted one time.

(4)	Consists of presently exercisable options to purchase 15,000 shares of Class A Common Stock at an exercise price of $4.00 per share.

(5)	Includes presently exercisable options to purchase 15,000 shares of Class A Common Stock at an exercise price of $4.00 per share.

PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Shareholders of the Company and until their successors shall be duly elected and qualified. The terms of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. All nominees are currently directors of the Company. The names of the nominees and certain information concerning them are set forth below:

Name	Principal Occupation	Age	First Year Became Director

Joseph V. Roberts	Chairman of the Board and Chief Executive Officer of the Company	63	1979

Kathleen A. Hill	Secretary, President and Chief Operating Officer of the Company	54	1979

* Michael Gosman	Owner/President, G Medical, LLC. W. Roxbury, MA	46	1993

* Samuel R. Shipley, III	Investment Banker - Ariane Capital Partners LLC, Villanova, PA	68	1995

* Jane Scaccetti	CPA, Principal Shareholder Drucker & Scaccetti, P.C., Philadelphia, PA	55	1994

* Independent Director

Joseph V. Roberts has been Chairman of the Board and Chief Executive Officer of the Company since its inception in March, 1979.

Kathleen A. Hill has been President and Chief Operating Officer of the Company since June 1995; Chief Operating Officer of the Company from 1991 to 1995; Senior Vice President of the Company from 1985 to 1991; and Secretary of the Company and a Director since 1979.

Michael Gosman is currently Owner/President of G Medical, LLC.  a wholesale distributor of medical and surgical supplies located in W. Roxbury, MA.  Previously, he was a real estate sales associate for Boston Realty Advisors with offices in Boston, MA and Weston, MA. From 2001 to 2004, he was an owner and Chief Executive Officer of Sleep Ave, a national sleep disorder company that managed sleep diagnostic centers for hospitals, physician groups and free standing centers. From 1997 to 2000, Mr. Gosman was Executive Vice President of Development and a Director of CareMatrix Corporation located in Needham, MA., a company that owned, managed, and developed senior housing. In 1990, he was one of the founders of Continuum Care Corporation, a healthcare development company, located in Wellesley, MA. where he served as Executive Vice President until 1996. From 1987 until 1990, Mr. Gosman was a financial analyst with Meditrust, a national healthcare Real Estate Investment Trust located in Waltham, MA. From 1985 through 1987, he was a financial analyst for The Mediplex Group, a national company that owned, developed, and managed nursing homes. He graduated from Skidmore College in 1985 with a Bachelor of Science.

Samuel R. Shipley, III is Managing Director and Chief Executive Officer of Ariane Capital Partners LLC, an investment banking firm located in Villanova, PA that specializes in raising capital for private equity firms. He has also been Managing Director of Shipley Raidy Capital Partners, LP since 1993. Previously, Mr. Shipley was the Managing Director of Philadelphia First Group, an investment banking firm in West Conshohocken, PA. For more than twenty-four years, Mr. Shipley has been a senior executive in the investment banking industry, with specialties in corporate finance, mergers and acquisitions and other corporate financial advisory services.

Jane Scaccetti is a CPA, and is a shareholder and CEO of Drucker & Scaccetti PC, a private financial and tax advisory firm, since 1990. Ms. Scaccetti serves as Chair of Temple University Health System (not-for-profit) and as a Director and the Audit Committee Chair of The Pep Boys - Manny, Moe & Jack. She is also a Director for Mathematica Policy Research, Inc.

MEETINGS

During the year ended June 30, 2008 the Board of Directors held three meetings. All board members attendedall of the meetings of the Board of Directors with the exception of Michael Gosman who attended two of three board meetings. The Company does not have a policy concerning director attendance at the Company's annual meeting. However, all directors attended the last annual meeting of shareholders. From time to time, the Members of the Board of Directors act by unanimous written consent pursuant to the Laws of the Commonwealth of Pennsylvania.

The Board of Directors does not have a Nominating Committee, the customary functions of which are performed by the entire Board of Directors. The Board of Directors has determined that it is appropriate not to have a nominating committee because of the relatively small size of the Board of Directors, and because the entire Board of Directors effectively functions in the capacity of a nominating committee.

The Board of Directors considers recommendations for director nominees from a wide variety of sources, including business contacts, community leaders, third-party advisory services and members of management. The Board of Directors also considers shareholder recommendations for director nominees that are properly received in accordance with the Company's Bylaws and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

The Board of Directors believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board of Directors also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Board of Directors evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance.

The Board of Directors initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to them. A member of the Board of Directors will contact for further review those candidates who they believe are qualified, who may fulfill a specific Board of Directors need and who would otherwise best make a contribution to the Board of Directors.

AUDIT COMMITTEE

The Board of Directors has an Audit Committee, which reviews the Company's financial statements and accounting policies, resolves potential conflicts of interest, receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. The Audit Committee held five meetings during the fiscal year ended June 30, 2008. For the fiscal year ended June 30, 2008, the members of the Audit Committee were Samuel Shipley and Jane Scaccetti. All members of the Company's Audit Committee are independent as independence is defined in Rule 4200(a)(15) of the NASD listing standards. The Company has determined that both Mr. Shipley and Ms. Scaccetti are Financial Experts as defined in Rule 401(h) of Regulation S-K. The Board of Directors has adopted a written charter for the Audit Committee which was attached to the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 12, 2007.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has furnished the following report on its activities with respect to its oversight responsibilities during the fiscal year ended June 30, 2008. The report is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”) or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

Management has primary responsibility for the Company's internal accounting controls and financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report as a result of such audit and to issue an attestation of management's assertion of the Company's internal control over financial reporting.  The Audit Committee's responsibility is to monitor and oversee these processes.  The Audit Committee serves as a focal point for communication with the other Board Members, the independent registered public accounting firm, and management, as the respective duties of such groups, or their constituent members, relate to the Company's financial accounting and reporting and to its internal controls.

The Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with MSPC Certified Public Accountants and Advisors. (“MSPC”) the Company's independent auditors for the fiscal year ended June 30, 2008. The Audit Committee has received the written disclosures and the letter from MSPC as required by the Independent Standards Board Standard No. 1, and has discussed with MSPC the independence of MSPC.

The Audit Committee has met in executive session with the independent auditors, the Chairman of the Company, and other financial personnel, as individuals and as a committee.

Based on the review and discussions involving the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report for the fiscal year ended June 30, 2008.

Submitted by the Audit Committee

Jane Scaccetti
Samuel R. Shipley

COMPENSATION COMMITTEE

The Board of Directors has a Compensation Committee, which recommends to the Board of Directors compensation for the Company's key employees. Although the Compensation Committee did not meet during the fiscal year ended June 30, 2008, the entire Board of Directors performed the functions associated with the Compensation Committee and evaluated and determined executive and director compensation. For the fiscal year ended June 30, 2008, the Compensation Committee member was Samuel Shipley. All members of the Company's Compensation Committee are independent as independence is defined in Rule 4200(a)(15) of the NASD listing standards.

PROCEDURES FOR CONTACTING DIRECTORS

The Board of Directors has established a process for shareholders to send communications to the Board. Shareholders may communicate with the Board of Directors generally or a specific director at any time by writing to: Kathleen A. Hill, Secretary, Nutrition Management Services Company, Box 725, Kimberton Road, Kimberton, Pennsylvania, 19442. The Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to the Board of Directors. Communications are sent as soon as practicable to the director to whom they are addressed, or to the Board of Directors generally. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of shareholder interest are not forwarded to the Board of Directors. The Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

RECOMMENDATION

The Board of Directors recommends a vote FOR all of the Nominees.

EXECUTIVE COMPENSATION

The table set forth below shows all annual and long-term compensation for services accrued by the Company for services in all capacities for the years ended June 30, 2008, 2007 and 2006 of those persons who were, at June 30, 2008 (i) the Principal Executive Officer and (ii) the Chief Operating Officer, who were the only officers whose compensation exceeded $100,000 in fiscal year 2007.  No bonus was paid to either Mr. Roberts or Ms. Hill in 2006, 2007 or 2008.

Name and principal position	Year	Salary (1)	All Other Compensation (2) ($)	Total ($)

Joseph V. Roberts	2008	316,758	77,128	393,886
Chairman and Chief Executive Officer	2007	308,344	63,991	372,335
	2006	319,327	71,228	390,555

Kathleen A. Hill	2008	234,827	4,118	238,945
Director, President and Chief Operating Officer and Secretary	2007	221,344	7,970	229,314
	2006	237,846	7,676	245,522

(1)	Presentation of all compensation is on an accrual basis.

(2)	Includes the amount of life insurance premiums paid on behalf of executives.

DETERMINATION OF COMPENSATION AWARDS

Although the Compensation Committee has the directive to determine the compensation of the Company’s executive officers, in the fiscal year ended June 30, 2008, the entire Board of Directors made this determination for the Company’s Chairman and Chief Executive Officer and with his consultation for the other executive officer. The Board's determination regarding compensation was based on a number of factors including, in order of importance:

•	Setting levels of compensation designed to attract and retain superior executives in a highly competitive business environment; and

•	Consideration of the individual's initiative and achievement to the Company.

In addition, due to Mr. Roberts’ substantial equity position in the Company, the Board determined it is appropriate to compensate Mr. Roberts in cash, rather than through equity grants and accordingly the Company does not anticipate granting any stock options to Mr. Roberts in 2009.

EMPLOYMENT AGREEMENTS

The Company currently has no employment agreements with either its Chairman and Chief Executive Officer or its President and Chief Operating Officer.

STOCK OPTION GRANTS

During the fiscal years ended June 30, 2008, 2007, and 2006 there were no stock options granted to, or exercised by, any executive officer of the Company.

There were no equity awards, either option awards or stock awards outstanding at Fiscal Year end.

DIRECTORS COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Total ($)

Joseph Roberts	0	0
Kathleen A. Hill	0	0
Michael Gosman	1,000	1,000
Samuel R. Shipley, III	2,750	2,750
Jane Scaccetti	2,750	2,750

Directors who are employees of the Company do not receive additional compensation for their services as Directors.  Non-employee Directors are compensated for their services at the rate of $500 for each Board Meeting attended and $250 for each Audit Committee Meeting attended.

COMPENSATION COMMITTEE INTERLOCKS

The members of the Company's Compensation Committee for the year ended June 30, 2008 was Sam Shipley. There were no transactions between any member of the Compensation Committee and the Company during the year ended June 30, 2008. No member of the Compensation Committee was an officer or employee of the Company during the year ended June 30, 2008.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Numbers of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	45,000	4.00	None (1)
Equity compensation plans not approved by security holders	None	--	--

(1)   The Company’s 1991 Incentive and Non-Qualified Stock Option Plan has expired.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases its executive offices from Ocean 7, Inc., a corporation wholly owned by Joseph V. Roberts. The initial term of the lease expired on June 30, 2003 and continues on a month to month lease based on terms generally similar to those prevailing to unrelated parties. The Company also leases an apartment from Ocean 7, Inc. to accommodate visiting clients and employees. During the fiscal year ended June 30, 2008 the rental expenses paid to Ocean 7, Inc. totaled $259,347.

In addition, Mr. Roberts received long term advances of which $187,503 and $372,315 remain outstanding as of June 30, 2008 and 2007, respectively. Kathleen A. Hill, President, Chief Operating Officer and Director of the Company, received long term advances of which $50,567 and $54,695 remain outstanding as of June 30, 2008 and 2007, respectively. In connection with the Company's Revolving Credit Facility in the amount of $3,500,000, Joseph V. Roberts was required to execute a limited personal guaranty in the amount of $3,000,000.

ANNUAL REPORT

All shareholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report for the fiscal year ended June 30, 2008, which contains certified consolidated financial statements of the Company and its subsidiaries for the year ended June 30, 2008.

ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2008 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITTEN REQUEST TO THE COMPANY'S SECRETARY, NUTRITION MANAGEMENT SERVICES COMPANY, 725 KIMBERTON ROAD, KIMBERTON, PENNSYLVANIA 19442.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Shareholders of the Company, shareholders proposals for such meeting must be submitted to the Company no later than December 23, 2009.

On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c) (1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company's next Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by March 8, 2010 the Company will be allowed to use its voting authority as outlined above.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors selected MSPC to serve as the independent public accountants of the Company for the fiscal year ended June 30, 2008. MSPC has also audited the Company's financial statement for the fiscal years ended June 30, 2007; June 30, 2006; and June 30, 2005. MSPC has no other relationship to the Company or its affiliates. A representative of MSPC is expected to attend the Annual Meeting.

The reports of MSPC on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The aggregate fees billed to the Company by MSPC for services performed for the years ended June 30, 2008 and 2007 are as follows:

	2008	2007
Audit Fees	$50,000	$50,000
Audit Related Fees	$24,000	$18,000
Tax Fees	$12,000	$12,000
All Other Fees	-	-

AUDIT FEES

The aggregate audit fees for the years ended June 30, 2008 and 2007 were primarily related to the audit of the Company's annual financial statements and review of those financial statements included in the Company's quarterly reports on Form 10-Q.

AUDIT RELATED FEES

MSPC billed the Company $24,000 for audit related services for the fiscal year ended June 30, 2008 and $18,000for audit related services for the fiscal year ended June 30, 2007.

TAX FEES

MSPC billed the Company $12,000 for audit related services for the fiscal year ended June 30, 2008 and $12,000 tax fees for the fiscal year ended June 30, 2007.

ALL OTHER FEES

The Company did not engage MSPC to perform any other services during the fiscal years ended June 30, 2008 and 2007. The audit committee has considered whether the provision by MSPC of the services covered by the fees other than the audit fees is compatible with maintaining MSPC's independence and believes that it is compatible.

PRE-APPROVAL POLICIES

All audit and non-audit services to be performed by the Company's independent accountant must be approved in advance by the Audit Committee.

OTHER MATTERS

As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote or otherwise act, with respect to such matters in accordance with their judgment. Proxy will have discretionary authority to vote or otherwise act, with respect to such matters in accordance with their judgment.

JOSEPH V. ROBERTS
Chairman and
Chief Executive Officer

ANNEX A

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NUTRITION MANAGEMENT SERVICES COMPANY
PROXY -- ANNUAL MEETING OF SHAREHOLDERS JUNE 16, 2009

The undersigned, a shareholder of Nutrition Management Services Company, a Pennsylvania corporation (the "Company"), does hereby constitute and appoint Joseph Roberts and Kathleen Hill and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at Collegeville Inn Conference and Training Center, 4000 Ridge Pike, Collegeville, Pennsylvania 19426 on June 16, 2009 at local  time, or at any adjournment or  adjournments thereof.

The undersigned hereby instructs said proxies or their substitutes as set forth below.

(1)  ELECTION OF DIRECTORS:

     The election of Joseph V. Roberts, Kathleen A. Hill, Michael Gosman, Samuel
     R.  Shipley, III and Jane Scaccetti

     / / FOR        / /   TO WITHHOLD AUTHORITY TO VOTE FOR ALL
         NOMINEES

NOMINEES TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
     PRINT NAME(S) BELOW:

     ---------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN.  UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

Please mark, date, and sign and mail this Proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.

, 2009

(L.S.)

(L.S.)
Signature(s)

NOTE:  Please sign exactly as your name or names appear hereon.  When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.